SILVER BAY OPERATING PARTNERSHIP L.P.
AMENDMENT TO
LIMITED PARTNERSHIP AGREEMENT AND CONTINUATION OF BUSINESS

This Amendment to Limited Partnership Agreement and Continuation of Business is entered into by the undersigned parties, which parties constitute all of the current partners of the Silver Bay Operating Partnership L.P. (the “Partnership”).
WHEREAS, the parties hereto (together with other parties) entered into the Amended and Restated Limited Partnership Agreement of the Partnership dated as of December 19, 2012 (the “Agreement”) and now desire to amend the Agreement.
WHEREAS, the parties hereto further desire to continue the business of the Partnership.
NOW, THEREFORE, in consideration of the mutual covenants and agreements made herein and in the Agreement and intending to be legally bound, the parties agree as follows:
1.Section 13.1 of the Agreement shall be amended by deleting subsection E thereof, effective as of December 31, 2013.
2.    The business of the Partnership shall be continued pursuant to Section 17-806 of the Delaware Revised Uniform Limited Partnership Act (the “Act”), rather than the Partnership being dissolved and wound up, if an event of dissolution of the Partnership is deemed to have occurred pursuant to Section 17-801 of the Act by reason of subsection E of Section 13.1 of the Agreement prior to amendment. Such continuation of the business of the Partnership shall be effective as of the occurrence of such event.

[Signature page(s) follows.]

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first above written.

GENERAL PARTNER:	SILVER BAY MANAGEMENT LLC
	By:	/s/ Christine Battist
	Name:	Christine Battist
	Title:	Chief Financial Officer

LIMITED PARTNER:	SILVER BAY REALTY TRUST CORP.
	By:	/s/ Christine Battist
	Name:	Christine Battist
	Title:	Chief Financial Officer

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